UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): February 17, 2004




                           MTI TECHNOLOGY CORPORATION
              ____________________________________________________
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                       0-23418                95-3601802
  ______________________________    ______________________     _______________
 (State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)




                             14661 Franklin Avenue
                            Tustin, California 92780
               _________________________________________________
              (Address of Principal Executive Offices) (Zip Code)


                            ________________________
                 (Former Address, if changed since last report)


                                 (714) 481-7800
               __________________________________________________
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

         (a)-(b)  Not applicable.

         (c)      Exhibits.


Exhibit
Number          Description
-----           ---------------------------------------------------------------
99.1            Press Release dated February 17, 2004, issued by MTI
                Technology Corporation

99.2 Transcript of Fiscal Year 2004 Third Quarter and Nine Months Conference Call of February 17, 2004


Item 12. Results of Operations and Financial Condition.

     On February 17, 2004, MTI Technology Corporation issued a press release to report its financial results for the quarterly period ended January 3, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

     On February 17, 2004, MTI Technology Corporation held a conference call regarding its financial results for the quarterly period ended January 3, 2004. A copy of the conference call transcript is furnished as Exhibit 99.2 to this report.

     The information included in this Current Report on Form 8-K, including
Exhibit 99.1 and Exhibit 99.2, is furnished pursuant to Item 12 and such information, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      MTI TECHNOLOGY CORPORATION


Date: February 23, 2004                               /s/ Todd Schaeffer
                                                      __________________________
                                                      Todd Schaeffer
                                                      Chief Financial Officer

                                Index to Exhibits



Exhibit
Number          Description
-----           ---------------------------------------------------------------
99.1            Press Release dated February 17, 2004, issued by MTI
                Technology Corporation

99.2 Transcript of Fiscal Year 2004 Third Quarter and Nine Months Conference Call of February 17, 2004